EXHIBIT 99.2

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

FICO DISTRIBUTION
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                % Covered
                                                                                                   by        WA
FICO            Total Balance              LTV   Adjusted Balance[1]           WA Loan    WAC    Mortgage   FICO  WA LTV  WA DTI
                       Amount     %[2]                        Amount   %[2]    Balance              Ins.
--------------------------------------------------------------------------------------------------------------------------------
FICO NA               --         0.00%    > 65.0            --        0.00%        --        --     --       --   --      --
0 - 500          2,167,265.06    0.20%    > 65.0       1,749,569.07   0.16%   135,454.07  8.512   n/a      500    72.18   46.23
500.01 - 550   220,165,655.42   20.50%    > 70.0     160,872,481.50  14.98%   137,948.41  8.049   n/a      528    74.80   40.51
550.01 - 575   128,269,249.85   11.94%    > 70.0     101,806,004.02   9.48%   148,631.81  7.481   n/a      562    78.08   39.13
575.01 - 600   132,717,677.81   12.36%    > 70.0     111,328,523.33  10.37%   152,373.91  7.338   n/a      589    80.58   40.35
600.01 - 620   109,853,761.21   10.23%    > 70.0      93,557,573.20   8.71%   158,290.72  7.074   n/a      610    82.05   39.95
620.01 - 650   201,914,673.93   18.80%    > 80.0     109,799,515.23  10.22%   170,824.60  6.932   n/a      636    83.33   40.28
650.01 - 680   147,081,645.31   13.69%    > 80.0      87,981,325.26   8.19%   175,724.79  6.922   n/a      665    85.33   40.04
680.01 - 700    52,352,273.42    4.87%    > 85.0      24,396,561.21   2.27%   183,692.19  6.828   n/a      689    84.94   39.53
700.01 - 750    60,640,361.59    5.65%    > 85.0      27,656,078.64   2.57%   207,672.47  6.518   n/a      721    84.39   40.21
750.01 - 800    17,925,577.33    1.67%    > 85.0       5,975,687.27   0.56%   199,173.08  6.241   n/a      768    82.59   40.93
800 +              986,149.22    0.09%    > 85.0         487,798.60   0.05%   328,716.41  6.590   n/a      802    83.66   43.37
--------------------------------------------------------------------------------------------------------------------------------
TOTAL        1,074,074,290.15  100.00%                           --  67.56%   159,618.71  7.253   n/a      610    80.86   40.12
--------------------------------------------------------------------------------------------------------------------------------
  FICO: Average           610                   Min:            500    Max:           803

(TABLE CONTINUED)
--------------------------------------------------------
                                   %      %        %
FICO                %            OWNER  FULL     CASHOUT
                 SFD/ PUD         OCC.   DOC      REFI
--------------------------------------------------------
FICO NA           --           --      --      --
0 - 500           74.30          97.76   72.61   82.99
500.01 - 550      91.72          96.87   66.51   86.45
550.01 - 575      91.12          95.84   65.29   84.48
575.01 - 600      86.65          94.72   60.36   73.24
600.01 - 620      84.63          94.08   62.40   74.53
620.01 - 650      83.00          92.05   53.19   63.72
650.01 - 680      77.42          89.54   41.58   56.27
680.01 - 700      76.02          89.36   39.72   50.28
700.01 - 750      75.22          86.49   44.73   38.67
750.01 - 800      75.44          72.48   59.81   32.93
800 +            100.00          63.68   13.15    0.00
--------------------------------------------------------
TOTAL             84.70          92.90   56.58   69.52
--------------------------------------------------------

DEBT-TO INCOME (DTI) DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Adjusted                                    % Covered
DTI                         Total Balance                 FICO      Balance[1]                WA Loan    WAC    by Mortgage  WA FICO
                                   Amount       %[2]                  Amount        %[2]      Balance              Ins.
------------------------------------------------------------------------------------------------------------------------------------
<= 20                         34,821,041.97     3.24%    < 550     4,965,147.32    0.46%    126,163.20  7.140     n/a           620
20.001 - 25.00                45,313,794.68     4.22%    < 550     9,435,291.95    0.88%    131,726.15  7.400     n/a           606
25.001 - 30.00                79,955,040.62     7.44%    < 575    30,978,392.26    2.88%    138,570.26  7.329     n/a           602
30.001 - 35.00               125,499,384.16    11.68%    < 575    40,770,770.62    3.80%    147,472.84  7.323     n/a           606
35.001 - 40.00               164,783,723.92    15.34%    < 600    69,911,831.43    6.51%    160,139.67  7.234     n/a           612
40.001 - 45.00               219,364,119.12    20.42%    < 625   120,643,629.93   11.23%    163,949.27  7.317     n/a           612
45.001 - 50.00               344,649,463.89    32.09%    < 650   246,100,749.81   22.91%    176,471.82  7.197     n/a           615
50.001 - 55.00                55,372,246.68     5.16%    < 675    51,910,863.73    4.83%    164,798.35  7.121     n/a           581
55+                            4,315,475.11     0.40%    < 700     4,088,160.76    0.38%    172,619.00  6.833     n/a           574
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,074,074,290.15   100.00%                   --        53.89%    159,618.71  7.253     n/a           610
------------------------------------------------------------------------------------------------------------------------------------
        DTI: Average                  40.12                    Min:        2.06     Max:         59.90

-------------------------------------------------------------------------------------------
DTI                  WA LTV       WA DTI    % SFD/ PUD % Owner Occ. % Full Do %Cashout Refi
-------------------------------------------------------------------------------------------
<= 20                 75.83       15.52       85.56       80.42       44.60       68.81
20.001 - 25.00        77.66       22.69       89.10       87.70       56.13       75.77
25.001 - 30.00        77.71       27.71       86.86       89.87       56.55       73.85
30.001 - 35.00        79.63       32.74       86.14       93.16       59.55       70.38
35.001 - 40.00        81.25       37.57       84.86       93.20       53.50       67.56
40.001 - 45.00        82.32       42.66       83.66       94.69       50.10       68.05
45.001 - 50.00        83.63       47.84       83.06       94.44       58.67       65.73
50.001 - 55.00        70.66       52.63       87.75       90.75       76.86       89.88
55+                   69.81       56.77       88.62       98.87       92.52       95.33
-------------------------------------------------------------------------------------------
TOTAL                 80.86       40.12       84.70       92.90       56.58       69.52
-------------------------------------------------------------------------------------------

LOAN-TO- VALUE (LTV) DISTRIBUTION
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Adjusted                                       % Covered
LTV                    Total Balance                DTI        Balance [1]                 WA Loan     WAC    by Mortgage   WA FICO
                              Amount      %[2]                      Amount       %[2]      Balance                Ins.
-----------------------------------------------------------------------------------------------------------------------------------
< 60.00                 61,330,299.59     5.71%   > 50       7,982,033.67       0.74%    121,446.14    7.039       n/a      594
60.01 - 70.00          117,151,952.47    10.91%   > 50      18,355,619.11       1.71%    156,202.60    7.184       n/a      587
70.01 - 80.00          401,435,256.51    37.37%   > 50      27,214,520.81       2.53%    159,552.96    7.132       n/a      598
80.01 - 85.00          155,214,371.18    14.45%   > 50       3,535,738.92       0.33%    168,528.09    7.364       n/a      598
85.01 - 90.00          193,128,912.57    17.98%   > 50       1,878,893.76       0.17%    184,989.38    7.204       n/a      629
90.01 - 95.00           67,381,318.42     6.27%   > 50         320,387.23       0.03%    193,069.68    7.273       n/a      640
95.01 - 100.00          78,432,179.41     7.30%   > 50         400,528.29       0.04%    121,789.10    8.026       n/a      667
100+                          --          0.00%   > 50            --            0.00%       --      --             n/a      --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,074,074,290.15   100.00%             59,687,721.79       5.56%    159,618.71    7.253       n/a      610
-----------------------------------------------------------------------------------------------------------------------------------
    LTV: Average                80.86   Min:        12.50            Max:     100.00



------------------------------------------------------------------------------------------------
LTV                   WA LTV   WA DTI   % SFD/ PUD  % Owner Occ  % Full Do   % Cashout Refi
------------------------------------------------------------------------------------------------
< 60.00                49.88   37.18        88.47       89.49      62.56        94.96
60.01 - 70.00          66.73   39.14        87.27       92.07      61.99        89.98
70.01 - 80.00          78.03   40.18        85.94       91.92      61.59        69.25
80.01 - 85.00          84.55   40.09        83.50       86.91      47.82        76.13
85.01 - 90.00          89.60   40.68        80.63       95.99      47.67        68.95
90.01 - 95.00          94.75   40.75        86.46      100.00      57.15        59.83
95.01 - 100.00         99.93   41.68        82.50      100.00      57.00        17.08
           100+           --      --           --          --         --           --
TOTAL                  80.86   40.12        84.70       92.90      56.58        69.52

[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc.
All other cuts except the adjusted balance are only for the main bucket
[2] Percent of the Aggregate Principal Balance - calculated automatically.

GEOGRAPHIC CONCENTRATION - TOP 12 STATES
------------------------------------------------------------------------------------------------------------------------------------
STATE               Total Balance                                    % Covered       WA
                ----------------------------    WA Loan        WAC       by         FICO   WA LTV   WA DTI  % SFD/PUD  % Owner Occ
                          Amount        %[2]    Balance              Mortgage Ins.
------------------------------------------------------------------------------------------------------------------------------------
California           405,359,964.32   37.74%   214,931.05    6.902       n/a         619   80.29    41.03     85.70       92.06
New York              94,227,984.39    8.77%   237,350.09    7.037       n/a         612   79.23    41.32     67.44       95.75
Florida               73,949,393.89    6.88%   125,337.96    7.642       n/a         596   80.88    39.15     87.67       93.25
Texas                 52,827,596.59    4.92%    89,690.32    7.936       n/a         592   78.47    37.93     97.45       95.92
Illinois              42,415,075.51    3.95%   164,399.52    7.630       n/a         606   82.04    38.91     75.42       90.30
Massachusetts         39,220,052.00    3.65%   207,513.50    7.216       n/a         604   77.54    40.06     59.83       91.65
Michigan              29,744,508.15    2.77%   112,243.43    7.768       n/a         584   81.00    39.30     94.92       94.38
Washington            24,448,813.95    2.28%   152,805.09    7.225       n/a         619   83.62    39.70     95.66       95.66
Ohio                  21,331,016.67    1.99%    96,520.44    7.666       n/a         591   83.63    39.43     93.19       92.55
Connecticut           20,725,965.18    1.93%   163,196.58    7.228       n/a         609   81.86    40.48     64.67       93.61
Maryland              17,982,079.61    1.67%   176,294.90    7.379       n/a         595   80.92    39.80     90.36       97.18
New Jersey            17,865,918.05    1.66%   210,187.27    7.453       n/a         622   83.19    40.08     55.06       81.64
------------------------------------------------------------------------------------------------------------------------------------
TOTAL              1,074,074,290.15   78.22%   159,618.71    7.253       n/a         610   80.86    40.12     84.70       92.90
------------------------------------------------------------------------------------------------------------------------------------

(TABLE CONTINUED)
----------------------------------------------
STATE
                  % Full Doc % Cashout Refi
----------------------------------------------
California         55.92         69.28
New York           45.51         77.97
Florida            50.12         71.68
Texas              56.94         62.85
Illinois           57.60         75.87
Massachusetts      52.19         73.36
Michigan           64.32         81.99
Washington         54.13         50.97
Ohio               71.51         72.50
Connecticut        55.88         67.16
Maryland           77.41         78.02
New Jersey         41.64         40.60
                        -           --
----------------------------------------------
TOTAL              56.58         69.52
----------------------------------------------

PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance       Total Balance                                        % Covered       WA
                              --------------------------------    WA Loan        WAC       by         FICO   WA LTV   WA DTI
                                        Amount            %[2]    Balance              Mortgage Ins.
-----------------------------------------------------------------------------------------------------------------------------
0 - $50K                           24,918,915.18         2.32%    40,191.80     8.906       n/a       600     79.57    36.72
$51 - $200K                       500,164,286.61        46.57%   117,935.46     7.541       n/a       597     79.50    39.16
$200.1 - $250K                    159,387,060.47        14.84%   223,858.23     7.092       n/a       608     80.85    41.03
$250.1 - $300K                    126,728,098.85        11.80%   273,120.90     6.981       n/a       614     82.01    41.00
$300.1 - $400K                    166,801,322.37        15.53%   343,920.25     6.864       n/a       630     84.01    41.61
$400.1 - $500K                     84,372,278.08         7.86%   453,614.40     6.680       n/a       635     81.41    40.40
$500.1 - $600K                      9,757,149.33         0.91%   542,063.85     6.296       n/a       666     80.90    43.67
$600.1 - $700K                      1,945,179.26         0.18%   648,393.09     5.895       n/a       697     79.02    40.46
$700.1 - $800K                           --              0.00%      --            --        n/a       --       --       --
$800.1 - $900K                           --              0.00%      --            --        n/a       --       --       --
$900.1 - $1000K                          --              0.00%      --            --        n/a       --       --       --
>$1000K                                  --              0.00%      --            --        n/a       --       --       --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                           1,074,074,290.15       100.00%   159,618.71     7.253       n/a       610     80.86    40.12
-----------------------------------------------------------------------------------------------------------------------------
Principal Balance: Average                            159,619        Min:      19,920      Max:     668,000


(TABLE CONTINUED)
--------------------------------------------------------------------------------
Scheduled Principal Balance
                               % SFD/PUD  % Owner Occ  % Full Doc % Cashout Refi
--------------------------------------------------------------------------------
0 - $50K                        89.34       86.91       73.44        61.18
$51 - $200K                     87.82       92.47       63.92        70.61
$200.1 - $250K                  84.31       93.89       56.14        73.02
$250.1 - $300K                  82.40       92.68       48.20        70.20
$300.1 - $400K                  77.96       94.94       44.04        66.08
$400.1 - $500K                  82.48       90.69       46.84        66.41
$500.1 - $600K                  93.86      100.00       50.10        61.80
$600.1 - $700K                  32.34      100.00       66.68        33.32
$700.1 - $800K                     --          --          --           --
$800.1 - $900K                     --          --          --           --
$900.1 - $1000K                    --          --          --           --
>$1000K                            --          --          --           --
--------------------------------------------------------------------------------
TOTAL                           84.70       92.90       56.58        69.52
--------------------------------------------------------------------------------

DOCUMENTATION TYPE
------------------------------------------------------------------------------------------------------------------------------------
Doc Type              Total Balance                                % Covered       WA
                ---------------------------     WA Loan    WAC         by         FICO   WA LTV   WA DTI  % SFD/  % OWNER  % Cashout
                             Amount    %[2]     Balance            Mortgage Ins.                           PUD      OCC.     Refi
------------------------------------------------------------------------------------------------------------------------------------
Full Doc           607,718,554.13    56.58%   146,367.67    7.094       n/a         601    80.04   40.63   87.99   94.92   72.52
Stated Doc         407,677,765.47    37.96%   179,752.10    7.511       n/a         622    81.97   40.00   79.02   89.84   65.86
Limited Doc         58,677,970.55     5.46%   189,896.34    7.107       n/a         616    81.66   35.58   90.18   93.26   63.79
NINA                      --          0.00%      --      --             n/a         --      --      --      --      --      --
Other                     --          0.00%      --      --             n/a         --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL            1,074,074,290.15   100.00%   159,618.71    7.253       n/a         610    80.86   40.12   84.70   92.90   69.52
------------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE
---------------------------------------------------------------------------------------------------
Property Type              Total Balance         `
                        --------------------------       WA Loan      WAC    % Covered by   WA FICO
                                  Amount      %[2]       Balance            Mortgage Ins.
---------------------------------------------------------------------------------------------------
Single Family             802,185,194.71     74.69%   153,147.23    7.273             n/a       605
PUD                       107,577,302.98     10.02%   176,645.82    7.218             n/a       609
2 - 4 Family              104,184,420.67      9.70%   217,050.88    7.158             n/a       633
Condo                      59,543,175.75      5.54%   149,605.97    7.211             n/a       630
Manufactured                  584,196.04      0.05%   146,049.01    6.525             n/a       632
---------------------------------------------------------------------------------------------------
TOTAL                   1,074,074,290.15    100.00%   159,618.71    7.253             n/a       610
---------------------------------------------------------------------------------------------------

PROPERTY TYPE
---------------------------------------------------------------------------------------
Property Type
                        WA LTV   WA DTI   % Owner Occ   % Cashout Refi       % Full Doc

---------------------------------------------------------------------------------------
Single Family            80.37    39.96         94.90            58.75            71.09
PUD                      82.63    40.41         97.19            58.97            63.92
2 - 4 Family             81.15    40.52         75.54            38.95            70.94
Condo                    83.65    41.07         88.56            53.91            56.00
Manufactured             88.45    35.50        100.00            56.65            62.84
---------------------------------------------------------------------------------------
TOTAL                    80.86    40.12         92.90            56.58            69.52
---------------------------------------------------------------------------------------

PMI - PRIMARY MORTGAGE INSURANCE
---------------------------------------------------------------------------------------------------
Mortgage Insurance         Total Balance         `
                        --------------------------      WA Loan      WAC    % Covered by    WA FICO
                                  Amount      %[2]      Balance            Mortgage Ins.
---------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI                   n/a   #VALUE!          n/a      n/a             n/a        n/a
Loans >80 LTV w/o MI                 n/a   #VALUE!          n/a      n/a             n/a        n/a
Other                                n/a   #VALUE!          n/a      n/a             n/a        n/a
---------------------------------------------------------------------------------------------------
TOTAL                                n/a   #VALUE!          n/a      n/a             n/a        n/a
---------------------------------------------------------------------------------------------------

PMI - PRIMARY MORTGAGE INSURANCE
----------------------------------------------------------------------------------------------------
Mortgage Insurance
                        WA LTV   WA DTI   % Owner Occ   % Cashout Refi       % Full Doc   Is MI down
                                                                                           to 60 LTV
----------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI         n/a      n/a           n/a              n/a              n/a          n/a
Loans >80 LTV w/o MI       n/a      n/a           n/a              n/a              n/a          n/a
Other                      n/a      n/a           n/a              n/a              n/a          n/a
----------------------------------------------------------------------------------------------------
TOTAL                      n/a      n/a           n/a              n/a              n/a          n/a
----------------------------------------------------------------------------------------------------

LOAN BALANCE
----------------------------------------------------------------------------------------------------
Loan Purpose               Total Balance
                        --------------------------       WA Loan      WAC    % Covered by   WA. FICO
                                  Amount      %[2]       Balance            Mortgage Ins.
----------------------------------------------------------------------------------------------------
Refinance - Cashout       746,683,838.75     69.52%   160,957.93    7.279             n/a       597
Purchase                  273,453,072.35     25.46%   161,998.27    7.190             n/a       645
Refinance - Rate Term      53,937,379.05      5.02%   134,172.58    7.213             n/a       609
----------------------------------------------------------------------------------------------------
TOTAL                   1,074,074,290.15    100.00%   159,618.71    7.253             n/a       610
----------------------------------------------------------------------------------------------------

LOAN BALANCE
----------------------------------------------------------------------
Loan Purpose
                        WA. LTV  WA DTI    % SFD/ PUD      % Owner Occ

----------------------------------------------------------------------
Refinance - Cashout      78.37    40.07         85.59            92.82
Purchase                 87.74    40.56         80.90            92.64
Refinance - Rate Term    80.49    38.56         91.72            95.37
----------------------------------------------------------------------
TOTAL                    80.86    40.12         84.70            92.90
----------------------------------------------------------------------

COLLATERAL TYPE - FIXED/FLOATING
------------------------------------------------------------------------------------------------------------
Lien Status                Total Balance
                        --------------------------       WA Loan      WAC    % Covered by   WA FICO   WA LTV
                                  Amount      %[2]       Balance            Mortgage Ins.
------------------------------------------------------------------------------------------------------------
Fixed                     331,807,550.74     30.89%   133,042.32    7.410             n/a       629    79.84
Floating                   15,430,958.54      1.44%   291,150.16    4.779             n/a       716    80.88
2/28                      688,471,466.99     64.10%   174,032.22    7.246             n/a       598    81.25
3/27                       38,364,313.88      3.57%   169,753.60    7.015             n/a       614    82.79
------------------------------------------------------------------------------------------------------------
TOTAL                   1,074,074,290.15    100.00%   159,618.71    7.253             n/a       610    80.86
------------------------------------------------------------------------------------------------------------

COLLATERAL TYPE - FIXED/FLOATING
-------------------------------------------------------------------------------------------------------
Lien Status
                        WA DTI    % SFD/ PUD      % Owner Occ   % Cashout Refi           Index   Margin

-------------------------------------------------------------------------------------------------------
Fixed                    39.53         82.99            91.22            75.98           Fixed      n/a
Floating                 43.46         82.71            94.33            40.20   Libor 1 Month    3.653
2/28                     40.32         85.36            93.59            67.06   Libor 6 Month    5.804
3/27                     40.15         88.55            94.42            69.60   Libor 6 Month    5.730
-------------------------------------------------------------------------------------------------------
TOTAL                    40.12         84.70            92.90            69.52             n/a    5.755
-------------------------------------------------------------------------------------------------------

LIEN STATUS
---------------------------------------------------------------------------------------------------
Lien Status                Total Balance
                        --------------------------       WA Loan      WAC    % Covered by   WA FICO
                                  Amount      %[2]       Balance            Mortgage Ins.
---------------------------------------------------------------------------------------------------
First Lien              1,058,089,135.08     98.51%   165,248.97    7.211             n/a       609
Second Lien                15,985,155.07      1.49%    49,034.22   10.015             n/a       650
---------------------------------------------------------------------------------------------------
TOTAL                   1,074,074,290.15    100.00%   159,618.71    7.253             n/a       610
---------------------------------------------------------------------------------------------------

LIEN STATUS
---------------------------------------------------------------------------------------
Lien Status
                        WA LTV   WA DTI    % SFD/ PUD      % Owner Occ   % Cashout Refi

---------------------------------------------------------------------------------------
First Lien               80.57    40.08         84.62            92.79            70.24
Second Lien              99.84    42.54         89.96           100.00            21.74
---------------------------------------------------------------------------------------
TOTAL                    80.86    40.12         84.70            92.90            69.52
---------------------------------------------------------------------------------------

OCCUPANCY TYPE
----------------------------------------------------------------------------------------------------
Occupancy Type             Total Balance
                        --------------------------       WA Loan      WAC    % Covered by   WA. FICO
                                  Amount      %[2]       Balance            Mortgage Ins.
----------------------------------------------------------------------------------------------------
Primary Residence         997,819,446.88     92.90%   160,886.72    7.247             n/a        607
Investment                 67,319,185.95      6.27%   141,724.60    7.330             n/a        644
Second Home                 8,935,657.32      0.83%   171,839.56    7.277             n/a        635
----------------------------------------------------------------------------------------------------
TOTAL                   1,074,074,290.15    100.00%   159,618.71    7.253             n/a        610
----------------------------------------------------------------------------------------------------

OCCUPANCY TYPE
---------------------------------------------------------------------------------------
Occupancy Type
                        WA LTV   WA DTI    % SFD/ PUD      % Owner Occ   % Cashout Refi

---------------------------------------------------------------------------------------
Primary Residence        81.13    40.34         86.77           100.00            69.46
Investment               76.91    36.87         55.99             0.00            72.15
Second Home              80.26    39.64         70.13             0.00            56.65
---------------------------------------------------------------------------------------
TOTAL                    80.86    40.12         84.70            92.90            69.52
---------------------------------------------------------------------------------------

PREPAYMENT PENALTY
---------------------------------------------------------------------------------------------------
Prepayment Charges         Total Balance
                        --------------------------       WA Loan      WAC    % Covered by        WA
Term at Origination               Amount      %[2]       Balance            Mortgage Ins.      FICO
---------------------------------------------------------------------------------------------------
0 Months                  236,135,502.93     21.99%   143,112.43    7.469             n/a       606
12 Months                  92,535,370.42      8.62%   226,802.38    7.105             n/a       627
24 Months                 523,155,973.83     48.71%   167,678.20    7.202             n/a       600
36 Months                 222,247,442.97     20.69%   143,293.00    7.205             n/a       629
---------------------------------------------------------------------------------------------------
TOTAL                   1,074,074,290.15    100.00%   159,618.71    7.253             n/a       610
---------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY
---------------------------------------------------------------------------------------
Prepayment Charges
                        WA LTV   WA DTI         % SFD          % Owner        % Cashout
Term at Origination                             / PUD              Occ             Refi
---------------------------------------------------------------------------------------
0 Months                 80.91    39.99         82.09            93.31            70.05
12 Months                80.97    41.04         72.17            91.61            71.90
24 Months                81.38    40.39         87.28            94.02            66.14
36 Months                79.53    39.24         86.62            90.38            75.92
---------------------------------------------------------------------------------------
TOTAL                    80.86    40.12         84.70            92.90            69.52
---------------------------------------------------------------------------------------

COLLATERAL DESCRIPTION BY LOAN GROUP
-------------------------------------------------------------------------------------------------------------------------------
Loan Group             Loan Type      Index    % of  Gross    Net    WAM  Seasoning   Gross     Net   Rate     Max  Mos to Roll
                                               Pool    WAC    WAC  (mos)             Margin  Margin   Caps    Rate
-------------------------------------------------------------------------------------------------------------------------------
Group 1                 MORTGAGE  LIBOR_6MO   67.45  7.233  6.713    350          3   5.770   5.250  1.515  14.185           21
Group 2                 MORTGAGE  LIBOR_6MO   32.55  7.296  6.776    341          3   5.712   5.192  1.570  14.179           20
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                   MORTGAGE  LIBOR_6MO  100.00  7.253  6.733    347          3   5.755   5.235  1.529  14.184           21
-------------------------------------------------------------------------------------------------------------------------------

SECTION 32 LOANS
---------------------------------------------------------------------------------------------------
                           Total Balance
                        --------------------------       WA Loan      WAC    % Covered by   WA FICO
                                  Amount      %[2]       Balance            Mortgage Ins.
---------------------------------------------------------------------------------------------------
Section 32 Loans                     n/a      0.00%          n/a      n/a             n/a       n/a
Total                                n/a      0.00%          n/a      n/a             n/a       n/a
---------------------------------------------------------------------------------------------------

SECTION 32 LOANS
---------------------------------------------------------------------------------------

                        WA LTV   WA DTI    % SFD/ PUD      % Owner Occ   % Cashout Refi

---------------------------------------------------------------------------------------
Section 32 Loans           n/a      n/a           n/a              n/a              n/a
Total                      n/a      n/a           n/a              n/a              n/a
---------------------------------------------------------------------------------------

TOP 5 MSA                                    TOP 5 ORIGINATORS   SERVICERS
------------------------------------------   -----------------   ---------------
MSA                                   %[2]   Originator   %[2]   Servicer   %[2]
94565                2,832,924.09     0.26
92882                2,746,542.38     0.26
92553                2,718,398.09     0.25
92336                2,604,408.63     0.24
94533                2,489,680.72     0.23
Other            1,060,682,336.24    98.75
Total:           1,074,074,290.15   100.00

STRESS ANALYSIS

Rating Agency Base Case Loss Expectations

       Standard & Poors: Analyst Name :                     Moody's: Analyst Name :
       --------------------------------------------------   --------------------------------------------------
       Foreclosure Frequency   Loss Severity   Cum Losses   Foreclosure Frequency   Loss Severity   Cum Losses
       ---------------------   -------------   ----------   ---------------------   -------------   ----------
AA
A
A-
BBB+
BBB
BBB-
B

Assuming forward LIBOR and Loss Severity depending on MI (see table on the side for Loss Severity assumption); 100% advance of P&I; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

       Breakeven CDR              Cumulative Losses
       ------------------------   ------------------------
       25 CPR   40 CPR   60 CPR   25 CPR   40 CPR   60 CPR        Mortgage Insurance (MI) Coverage   Loss Severity %
       ------   ------   ------   ------   ------   ------   -------------------------------------   ---------------
                                                                                              None              0.50
AA                                                               >70% Loans w/ >80 LTV down to 80%              0.45
A                                                            50 - 70% Loans w/ >80 LTV down to 80%              0.40
A-                                                           50 - 70% Loans w/ >80 LTV down to 60%              0.35
BBB+                                                                     >70% LTV >80% down to 60%              0.30
BBB
BBB-